Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
23.	SUBSEQUENT EVENTS
On March 2, 2021, the Board of Directors of the Company authorized another share repurchase program under which the Company may repurchase up to US$50 million worth of its outstanding (i) American depositary shares (“ADSs”), each representing two Class A ordinary shares, and/or (ii) Class A ordinary shares over the next 12 months through open market transactions at prevailing market prices, privately negotiated transactions, block trades or any combination thereof or other legally permissible means in accordance with applicable securities laws from time to time.
 The Company has repurchased an aggregate of 4,189,888 ADS, representing 8,379,776 Class A ordinary shares at an average price of $9.14 per ADS for RMB249.9 million (US$38.3 million).
On March 11, 2021, the Company’s Board of Directors approved a special cash dividend of US$0.50 per share based on the Company’s outstanding ordinary shares. This special cash dividend, aggregating approximately RMB987.9 million (US$151.4 million), of which RMB961.1 million (US$147.3 million) was paid on April 8, 2021 (Eastern Time) to shareholders of record as of the close of trading on March 22, 2021 (Eastern Time). Due to the Company’s proposal to pay the dividend, the exercise price per share subject to an option of the ESOP would be adjusted from US$1.7951 per share to US$1.2951 per share from March 22, 2021.
As of March 31, 2021, the Company has sold an aggregate of 9,597,206 ADS of Li Auto at an average price of $25.85 per ADS for RMB1,618.6 million (US$248.1 million), net of commission and related service fee.